Land use rights, net (Schedule of Finite-Lived Intangible Assets, Future Amortization Expense) (Details) - Land Use Rights. $ in Thousands	Dec. 31, 2023 USD ($)
Land use rights, net
2024	$ 8,432
2025	8,432
2026	8,432
2027	8,432
2028	$ 8,432